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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 27, 1999


                              RIVIERA TOOL COMPANY



                      MICHIGAN                       38-2828870
         -----------------------------------    ----------------------
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)          Identification No.)


              COMMISSION FILE NUMBER -                001-12673

             5460 EXECUTIVE PARKWAY SE
                  GRAND RAPIDS, MI                      49512
         -----------------------------------    ----------------------
          (Address of principal executive            (Zip Code)
                      offices)


       Registrant's telephone number, including area code: (616) 698-2100

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                              RIVIERA TOOL COMPANY

                             A Michigan Corporation
                        Commission File Number 001-12673
                I.R.S. Employer Identification Number 38-2828870
                            5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512
                            Telephone (616) 698-2100



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     Previous independent accountants

         (i) On April 22, 1999, Riviera Tool Company (the "Registrant") dismissed Plante & Moran LLP as its independent accountants.

         (ii) The reports of Plante & Moran LLP on the financial statements for the past two fiscal years contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through April 22, 1999, there have been no disagreements with Plante & Moran LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         (v) During the two most recent fiscal years and through April 22, 1999, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v) ).

         (vi) The Registrant has provided Plante & Moran LLP with a copy of this disclosure and has requested that Plante & Moran LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter, dated April 28, 1999, is filed as Exhibit 16 to this form 8-K.


(b)     New independent accountants

         (i) The Registrant will file an Amended 8-K upon completion of engagement with the new independent accountants.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Riviera Tool Company


Dated:  April 27, 1999                      By: /s/ Peter C. Canepa
                                              ---------------------
                                                Peter C. Canepa
                                                Principal Financial and
                                                  Accounting Officer

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                                INDEX TO EXHIBITS



EXHIBIT NO.                            DESCRIPTION
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Exhibit 16    Letter from Plante & Moran LLP, the Registrants former independent accountants.